                                                                    EXHIBIT 12.2

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
               SECTION 906 OF THE U.S. SARBANES-OXLEY ACT OF 2002

      In connection with the Annual Report of TELE LESTE CELULAR PARTICIPACOES S.A. (the "Company") on Form 20-F for the fiscal year ended December 31, 2003, as filed with the U.S. Securities and Exchange Commission on the date hereof (the "Report"), I, Fernando Abella Garcia, Executive Vice President for Finance, Planning and Control and Investors Relations Officer, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the U.S. Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

            (i) the Report fully complies with the requirements of Section 13(a) or 15(d) of the U.S. Securities Exchange Act of 1934; and

            (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date June 30, 2004

By: /s/  Fernando Abella Garcia
   ---------------------------
   Name:  Fernando Abella Garcia
   Title: Chief Executive Vice President
          for Finance, Planning and Control and Investors Relations Officer